SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report: December 13, 1995

 (Date of earliest event reported)
 Commission File No. 33-72966

 The_Prudential_Home_Mortgage_Securities_Company,_Inc._________________

 ________Delaware_________    _____________43-1490160_______________
 State of Incorporation)       (I.R.S. Employer Identification No.)

 5325_Spectrum_Drive,_Frederick_,_Maryland__    _______21701__________
 Address of principal executive offices              (Zip Code)

 ________________(301)_846-8199_______________________________________
 Registrant's_Telephone_Number,_including_area_code

 _____________________________________________________________________________
 (Former name, former address and former fiscal year, if changed since last report)

      ITEM 5.    Other_Events

           On December 13, 1995, The Prudential Home Mortgage Securities Company, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1994-12, Class A-8 (the "Offered Certificates"). The Offered Certificates, together with the other Subclasses of Class A Certificates (designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-R), the Class M Certificates and the Class B Certificates were originally issued on March 25, 1994 pursuant to a Pooling and Servicing Agreement, dated as of March 25, 1994 (the "Pooling and Servicing Agreement"), among the Registrant, The Prudential Home Mortgage Company, Inc., as servicer (the "Servicer" or "PHMC"), and First Trust National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement was amended by Amendment No. 1 dated as of December 13, 1995 (the "Amendment"), a copy of which Amendment is filed as an exhibit hereto. The primary purpose of the Amendment was to remove certain transfer restrictions on the Offered Certificates and to change the minimum denominations in which such Offered Certificates could be issued.

           Interest on the Offered Certificates is distributed on each Distribution Date (as defined in the Pooling and Servicing Agreement). Distributions of interest on any Distribution Date are made to the extent that the Pool Distribution Amount (as defined in the Pooling and Servicing Agreement) is sufficient therefor.

      ITEM 7.      Financial_Statements_and_Exhibits

             (c) Exhibits

 Item 601(a)
 of Regulation S-K

 Exhibit_No.              Description
     (EX-4)               Amendment No. 1 to the Pooling and Servicing
                          Agreement dated as of December 13, 1995, among The
                          Prudential Home Mortgage Securities Company, Inc.,
                          The Prudential Home Mortgage Company, Inc., and
                          First Trust National Association, as trustee.

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE PRUDENTIAL HOME MORTGAGE
                                   SECURITIES COMPANY, INC.

 December 13, 1995

                               By: /s/ M. Kathryn Gray
                                    ______________________
                                   Name: M. Kathryn Gray
                                   Title: Vice President

                               INDEX_TO_EXHIBITS


                                                             Paper (P) or
 Exhibit_No.         Description                             Electronic (E)
    (EX-4)                                                          E
                     Amendment No. 1 to the Pooling and
                     Servicing Agreement dated as of December
                     13, 1995 among The Prudential Home Mortgage
                     Securities Company, Inc., The Prudential
                     Home Mortgage Company, Inc., and First
                     Trust National Association, as trustee.